Exhibit 99.1

First Breach Expands Ammunition Manufacturing Capacity with Installation of New Loading and Inspection Equipment

New equipment provides capacity to produce up to 20 million rounds per month, helping meet marketplace demand

HAGERSTOWN, MD / September 1, 2026 / First Breach Inc. (NASDAQ:FBDT) (“First Breach” or the “Company”), a U.S. based developer and manufacturer of defense technologies, today announced that new ammunition-loading and inspection equipment has been installed and is operational at the Company’s manufacturing facility in Hagerstown, Maryland.

The newly installed equipment significantly increases First Breach’s ammunition production capacity by approximately 175%, enabling the Company to manufacture up to 20 million rounds per month as it transitions to a 24-hour production schedule.

“The addition of this equipment reflects the continued growth of First Breach and our manufacturing operations,” said Jeffrey Low, Chief Executive Officer of First Breach. “This significant expansion provides us with the scale needed to respond to the strong demand we are seeing in the ammunition market. It also complements our growing drone manufacturing capabilities as we continue building a broader American-made defense technology platform. Across both areas, our focus remains on delivering the quality, consistency and reliability our customers expect from us.”

About First Breach

First Breach Inc. is an ISO 9001:2015 certified, American-made defense technologies company focused on manufacturing match-grade ammunition components, finished ammunition, and developing next-generation unmanned aerial systems for commercial, law enforcement, and military markets. The Company manufactures its products in-house at its Hagerstown, Maryland facility, where it produces brass cups, casings, projectiles, lead cores, lead wire, and completed ammunition with rigorous quality control standards. First Breach is also advancing its drone strategy through the development of U.S.-made unmanned systems, leveraging advanced engineering, robotics, ISR and sensor technologies, and precision manufacturing capabilities to address evolving defense, homeland security, law enforcement, and commercial requirements across domestic and international markets.

For more information, please visit: First Breach

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and include statements regarding the Company’s expectations, beliefs, plans, objectives, strategies, future events, future performance, business prospects, growth initiatives, acquisitions, market opportunities, capital resources, operational objectives, and other statements that are predictive in nature. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on management’s current expectations, assumptions, and beliefs regarding future developments and their potential effect on the Company. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such forward-looking statements.

Factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in economic, business, market, competitive, regulatory, technological, legal, and geopolitical conditions; the Company’s ability to execute its business strategy; the successful integration of acquisitions and strategic transactions; access to capital and financing; customer demand; industry developments; and other risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as required by applicable law, the Company undertakes no obligation to update, revise, or publicly disclose any revisions to any forward-looking statements to reflect events, circumstances, or changes in expectations occurring after the date of this press release.

Investor Relations

Frank Pogubila

Partner

Integrous Communications

Phone: 951.946.5288

Email: fpogubila@integcom.us

Website: www.firstbreach.com

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